                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 22, 1996

                               IKON CAPITAL, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



         DELAWARE                  File No. 0-20405           23-2493042
------------------------------    ------------------        --------------
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                  Number)             Identification
                                                                Number)


               1738 Bass Road, Macon, Georgia          31210
               ------------------------------          -----
           (Address of principal executive offices)  (Zip Code)


                                 (912) 471-2300
              Registrant's telephone number, including area code:


                                Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

          On October 22, 1996, the Registrant entered into the Amended and Restated 1996 Support Agreement (the "1996 Support Agreement") with its parent, Alco Standard Corporation ("Alco"). The 1996 Support Agreement supersedes and replaces the 1994 Support Agreement, which was filed as Exhibit 10.4 to the Registrant's Amended Registration Statement on Form 10-12G/A dated May 4, 1994.

      On November 8, 1996, the Board of Directors of Alco declared a special dividend of 100% of the common stock of Unisource Worldwide, Inc. ("Unisource"), Alco's wholly-owned subsidiary. The dividend is payable on December 31, 1996 to shareholders of record of Alco common stock on December 13, 1996. Distribution of the dividend is subject to several conditions, all of which Alco anticipates will be satisfied prior to the record date for the distribution , including, but not limited to, the effectiveness of Unisource's Form 10 Registration Statement.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

               (c)    Exhibits.
                      --------

               (10)   Amended and Restated 1996 Support Agreement

               (99)   Alco Press Release dated November 8, 1996

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IKON CAPITAL, INC.



                                        By:  /s/ Robert M. Kearns II
                                           ----------------------------------
                                                 Robert M. Kearns II
                                                 Vice President



Dated: November 11, 1996